UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 17, 2000



                            OXFORD HEALTH PLANS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   0-19442                  06-1118515
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      (State or other              (Commission              (IRS Employer
       jurisdiction)               File Number)             Identification
      of incorporation)                                           No.)


48 MONROE TURNPIKE, TRUMBULL, CONNECTICUT                        06611
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 (Address of principal executive offices)                      (Zip Code)


                                 (203) 459-7000
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              (Registrant's telephone number, including area code)


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


ITEM 5.  OTHER EVENTS.

         The Company's Press Release dated May 17, 2000 is attached as an Exhibit hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

               99    Press Release dated May 17, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               OXFORD HEALTH PLANS, INC.


Date: May 26, 2000                             By:    /s/ KURT B. THOMPSON
                                                  ------------------------------
                                                         Kurt B. Thompson
                                                      CHIEF FINANCIAL OFFICER


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


                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

                                  EXHIBIT INDEX

Exhibit                                                                    Page
Number            Description of Document                                 Number
------            --------------------------------                        ------

 99               Press Release dated May 17, 2000                           4


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